Q4 2017 & Annual Earnings Slides February 20, 2018

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward- looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

2017 Highlights

	Revenues	Highlights	Fundamentals
KAR	 3,150.1 1,098.0 1,765.3 3,458.0 301.3 1,219.2 1,937.5 2016 2017	• Revenue growth +10% • Operating Adjusted EPS +21% • Adjusted EBITDA +12% • Adjusted EBITDA margin grew to 24.2% from 23.7% in prior year	• Diversified and complementary business services model • Controlling SG&A
ADESA	 AFC 9% IAA 35% ADESA 56%	• Revenue +10% • Strong volume growth +10% • Physical volumes +5% • Physical auction RPU +$22 • Incremental operating profit +22% • Adjusted EBITDA +13%	• Off-lease supply driving volume and physical auction fee growth • Commercial vehicle mix at physical auctions increased to 55% from 52% in prior year
IAA	 AFC 9% IAA 35% ADESA 56%	• Revenue +11% • Volume growth +8% • North American inv growth +3% • Adjusted EBITDA +18%	• Total Loss 18.0% 2017 vs. 16.9% 2016 (CCC) • Scrap pricing +20% (American Recycler, 2017 vs. 2016) • Miles driven +1.3% (FHWA, YTD through Nov. 2017 vs. 2016)
AFC	 IAA 35% ADESA 56%	• Revenue +5% • LTU growth -2% • Provision for credit losses as a percent of managed receivables 1.9% • Adjusted EBITDA +3%	• Conservative portfolio management • Increasing gross revenue per loan transaction due to higher average loan balances offset by increased credit losses

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2018 Outlook 4 Annual Guidance 2018 Low 2018 High 2017 Net income $329.0 $349.7 $362.0 Add back: Income tax expense $115.6 $122.9 $36.0 Interest expense, net of interest income $191.0 $191.0 $162.6 Depreciation and amortization $268.0 $268.0 $264.6 EBITDA $903.6 $931.6 $825.2 Total addbacks, net ($8.6) ($6.6) $12.8 Adjusted EBITDA $895.0 $925.0 $838.0 Capital expenditures $185.0 $185.0 $152.2 Cash taxes related to calendar year $125.0 $125.0 $131.8 Cash interest expense on corporate debt $130.0 $130.0 $110.9 Free cash flow $455.0 $485.0 $443.1 Effective tax rate 26% 26% 9% Net income per share - diluted $2.40 $2.55 $2.62 Operating adjusted net income per share - diluted $2.89 $3.04 $2.50 Weighted average diluted shares 137 137 138

Key Operating Metrics 5 4Q17 4Q16 2017 2016 ADESA Total Vehicles Sold Growth 6% 16% 10% 17% Physical Vehicles Sold Growth1 -4% 0% -2% 4% Online Only Vehicles Sold Growth 34% 16% 26% 26% Physical RPU Growth 6% 4% 3% 7% IAA Vehicles Sold Growth (includes HBC) 4% 18% 8% 11% Inventory Growth (excludes HBC) 3% 25% 3% 25% RPU Growth (includes HBC) 6% -2% 2% 0% AFC LTU Growth -1% 2% -2% 7% Provision for Credit Losses 1.4% 2.6% 1.9% 1.8% Revenue per LTU excluding “Other service revenue” $178 $145 $159 $148 Revenue per LTU before provision for credit losses $193 $173 $179 $166 1 Excluding acquisitions

Clear Shareholder Friendly Capital Allocation Framework

KAR AUCTION SERVICES

Priorities	Capex	Dividends	Strategic Investments	Share Repurchases
Priorities	▪ Historically ~18% - 20% of Adjusted EBITDA, plus strategic investments	▪ 45% - 50% of FCF ▪ Highlights consistency & strength of free cash flow	▪ Acquisitions that leverage wholecar auction cyclical recovery (indep auctions) ▪ Complementary technology ▪ New geographies	▪ Tool for managing cash and leverage
2015	$135M Spent	$152M Paid	$118M Acquisitions	$228M Repurchased
	▪ Technology $63M ▪ Physical $56M ▪ Chicago Greenfield $16M	▪ $1.08 per share paid	▪ Pittsburgh (Indep Auction) ▪ DataScan (Veh Inspections) ▪ Autoniq (Price Guide Aggregator) ▪ MobileTrac (Veh History) ▪ HBC (UK Salvage)	▪ $300M two year authorization approved in October 2014 ▪ 6.2M shares repurchased
2016	$155M Spent	$157M Paid	$432M Acquisitions	$80M Repurchased
	▪ Technology $77M ▪ Physical $51M ▪ Chicago Greenfield $27M	▪ $1.14 per share paid	▪ Brashers (8 Ind Auctions) ▪ Orlando (Indep Auction) ▪ GRS (UK Online Auctions) ▪ Flint (Indep Auction)	▪ $500M three year authorization approved in October 2016 ▪ 1.9M shares repurchased
2017	$152M Spent	$175M Paid	$73M Acquisitions	$150M Repurchased
	▪ Technology $90M ▪ Physical $62M	▪ $1.28 per share paid	▪ DRIVIN (Data Analytics) (April 2017) ▪ DAS (Transportation) (May 2017) ▪ TradeRev (Online Sales) (October 2017) ▪ POIS (Total Loss Solutions) (December 2017)	▪ 3.3M shares repurchased ▪ $270M Authorization Remaining

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Tax Reform Impact 7 2018 Estimate 26% - 28% Effective Rate Note: ~13%-15% KAR Revenues Generated Outside U.S. 2017 Annualized Proforma Impact ~$0.30 EPS Increase Over $40M Cash Tax Reduction 4Q17 Impact 1. Deferred tax liability revaluation $102.7M benefit $0.75 EPS impact 2. Repatriation tax 4Q17 ($11.1) million expense ($0.08) EPS impact

Catastrophic Events (Hurricanes Harvey & Irma) 8  Real Estate  Enough acreage to store 100K+ units to meet initial estimates from providers  Trucks  900 trucks within 4 days; 1,100 trucks & 3,000+ daily pickups at peak  Personnel  350 IAA Volunteers Deployed  ~100 Non-IAA KAR employees  Financial Impact  4Q17 Volume Sold 65,000+ Revenue $44.6M Gross Profit $4.0M  2017 Volume Sold 65,000+ Revenue $45.1M Gross Profit/(Loss) ($0.3M)

KAR Q4 2017 Highlights 9 ($ in millions, except per share amounts) KAR Q4 2017 Q4 2016 Highlights* Total operating revenues $890.4 $813.7 $10.0M acquisitions and $44.6M hurricanes Harvey & Irma Gross profit** $365.3 $325.4 % of revenue 41.0% 40.0% SG&A $172.5 $148.8 $10.8M acquired SG&A EBITDA $214.3 $174.8 Adjusted EBITDA $194.6 $176.5 Margin consistent 22% Net Income $172.8 $45.5 Net income per share - diluted $1.27 $0.33 $0.67 tax reform effect and $0.16 TradeRev revaluation Operating adjusted net income per share - diluted $0.63 $0.45 Weighted average diluted shares 136.5 138.9 1.0M shares purchased ($50M) Dividends declared per common share $0.35 $0.32 4Q increase $0.03; no other increases in 2017 Effective tax rate -67.6% 37.0% 36.2% excluding tax reform Capital expenditures $42.1 $36.6 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

ADESA Q4 2017 Highlights 10 ($ in millions, except RPU) ADESA Q4 2017 Q4 2016 Highlights* Revenue $473.2 $442.3 +$10.0M acquisitions Gross profit** $191.5 $172.9 % of revenue 40.5% 39.1% SG&A $99.9 $89.2 0% growth excluding $10.8M of acquired SG&A EBITDA $109.1 $80.4 Adjusted EBITDA $95.7 $88.0 9% growth % of revenue 20.2% 19.9% Vehicles sold 744,000 700,000 6% growth; 3% excluding acquisitions Physical vehicles sold 507,000 523,000 -3% growth; -4% excluding acquisitions Online only volume 237,000 177,000 34% growth; 23% excluding acquisitions Dealer consignment mix % (physical only) 44% 45% Continued off-lease increase displaced dealer consignment Conversion rate (N.A. physical) 57.3% 54.9% Increased commerical mix Physical RPU $822 $773 Excludes purchased vehicles Online only RPU $122 $115 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

IAA Q4 2017 Highlights 11 ($ in millions) IAA Q4 2017 Q4 2016 Highlights* Revenue $335.4 $302.6 $44.6M from hurricanes Harvey & Irma Gross profit** $112.7 $103.9 $4.0M gross profit from hurricanes Harvey & Irma % of revenue 33.6% 34.3% Excluding HBC and Harvey & Irma 37.9% vs 35.1% PY SG&A $27.2 $25.3 EBITDA $85.4 $78.8 Adjusted EBITDA $87.4 $80.2 $4.0M gross profit from hurricanes Harvey & Irma % of revenue 26.1% 26.5% 28.7% excluding hurricanes Harvey & Irma Vehicles sold 635,000 610,000 +4% volume Inventory growth (N.A.) 3% 25% % Purchased contract vehiclces 4% 6% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

AFC Q4 2017 Highlights 12 ($ in millions, except for revenue per loan transaction) AFC Q4 2017 Q4 2016 Highlights* Interest and fee income $77.2 $69.6 Other revenue $2.9 $2.6 Provision for credit losses ($6.4) ($11.7) Other service revenue $8.1 $8.3 Largely PWI Total AFC revenue $81.8 $68.8 +23% revenue per LTU Gross profit** $61.1 $48.6 % of revenue 74.7% 70.6% Floorplan lending business 79.8% vs 76.8% prior year SG&A $8.5 $6.8 EBITDA $52.5 $40.4 Adjusted EBITDA $44.3 $34.7 27.7% increase Loan transactions 414,000 417,000 Revenue per loan transaction unit (LTU)*** $178 $145 $193 vs $173 P/Y excluding provision for credit losses Provision for credit losses % of finance receivables 1.4% 2.6% Reduction as anticipated Expected to be under 2% annually going forward Managed receivables $1,912.6 $1,792.2 Increasing vehicle values on floorplan Obligations collateralized by finance receivables $1,358.1 $1,280.3 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

Year-to-Date Slides

KAR Year Ended December 31, 2017 Highlights 14 ($ in millions, except per share amounts) KAR YTD 2017 YTD 2016 Highlights* Total operating revenues $3,458.0 $3,150.1 $89.6M acquired businesses & $45.1M hurricanes Gross profit** $1,470.8 $1,322.7 SG&A $640.2 $583.1 $27.7M acquired SG&A EBITDA $825.2 $734.3 Adjusted EBITDA $838.0 $747.9 12% growth Net Income $362.0 $222.4 Net income per share - diluted $2.62 $1.60 $0.66 tax reform effect and $0.16 TradeRev revaluation Operating adjusted net income per share - diluted $2.50 $2.06 Weighted average diluted shares 138.0 139.1 3.3M shares repurchased Dividends declared per common share $1.31 $1.19 Increased to $0.35 per quarter in 4Q17 Effective tax rate 9.0% 37.4% Capital expenditures $152.2 $155.1 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

ADESA Year Ended December 31, 2017 Highlights 15 ($ in millions, except RPU) ADESA YTD 2017 YTD 2016 Highlights* Revenue $1,937.5 $1,765.3 $89.6M from acquisitions Gross profit** $813.6 $728.8 % of revenue 42.0% 41.3% Increased mix of online only volumes SG&A $360.0 $327.0 $27.7M acquired SG&A EBITDA $462.7 $391.0 Adjusted EBITDA $473.3 $419.5 13% growth % of revenue 24.4% 23.8% Vehicles sold 3,180,000 2,885,000 10% growth; 5% excluding acquisitions Physical vehicles sold 2,242,000 2,142,000 5% growth; -2% excluding acquisitions Online only volume 938,000 743,000 26% growth; 24% excluding acquisitions Dealer consignment mix % (physical only) 45% 48% Off-lease growth displacing dealer consignment units Conversion rate (N.A. physical) 60.4% 58.0% Higher commercial vehicle mix converting at higher rates Physical RPU $775 $753 Higher auction fees from higher value transactions Online only RPU $113 $110 0% growth excluding acquisitions * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

IAA Year Ended December 31, 2017 Highlights 16 ($ in millions) IAA YTD 2017 YTD 2016 Highlights* Revenue $1,219.2 $1,098.0 $45.1M hurricanes Harvey & Irma Gross profit** $441.1 $390.0 ($0.3M) loss from hurricanes Harvey & Irma % of revenue 36.2% 35.5% 38.3% excluding hurricanes Harvey & Irma and HBC SG&A $107.1 $104.2 3% growth EBITDA $334.9 $286.1 Adjusted EBITDA $339.5 $288.9 18% growth % of revenue 27.8% 26.3% 28.9% excluding hurricanes Harvey & Irma Vehicles sold 2,369,000 2,184,000 8% growth Inventory growth (N.A.) 3% 25% % Purchased contract vehiclces 5% 7% Lower HBC purchased vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

AFC Year Ended December 31, 2017 Highlights 17 ($ in millions, except for revenue per loan transaction) AFC YTD 2017 YTD 2016 Highlights* Interest and fee income $290.3 $275.1 Other revenue $11.8 $10.3 Provision for credit losses ($33.9) ($30.7) Other service revenue $33.1 $32.1 Largely PWI Total AFC revenue $301.3 $286.8 5% growth Gross profit** $216.1 $203.9 % of revenue 71.7% 71.1% Floorplan finance business 77.6% consistent with P/Y SG&A $30.9 $28.7 EBITDA $185.2 $173.8 Adjusted EBITDA $153.9 $149.3 3% growth Loan transactions 1,688,000 1,718,000 Intentional reduction of selected large accounts Revenue per loan transaction unit (LTU)*** $159 $148 8% growth ($179 vs $166) excluding credit losses Provision for credit losses % of finance receivables 1.9% 1.8% Below 2017 guidance mid-point of 1.75% - 2.25% Expected to be under 2% annually going forward Managed receivables $1,912.6 $1,792.2 Increased vehicle values on floorplan Obligations collateralized by finance receivables $1,358.1 $1,280.3 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization

Historical Data

ADESA Metrics - Annual 2017 2016 2015 2014 2013 Revenue2 $1,937.5 $1,765.3 $1,427.8 $1,271.0 $1,165.5 Total Volume 3,180 2,885 2,465 2,198 2,055 Online Only Volume 938 743 592 495 407 Total Online Volume % 45% 42% 40% 38% 35% Physical Conversion % (N.A.) 60.4% 58.0% 58.3% 58.2% 56.9% Dealer Consignment Mix % (Physical) 45% 48% 50% 51% 51% Physical RPU1 $775 $753 $701 $685 $649 Online RPU1 $113 $110 $102 $104 $119 Gross Margin2 42.0% 41.3% 41.4% 41.3% 41.9% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 19

ADESA Metrics - Quarter 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue2 $473.2 $477.1 $489.2 $498.0 $442.3 $457.4 $450.8 $414.8 Total Volume 744 788 830 818 700 732 750 703 Online Only Volume 237 241 245 215 177 180 198 188 Total Online Volume % 48% 45% 45% 42% 41% 40% 41% 43% Physical Conversion % (N.A.) 57.3% 61.3% 61.1% 61.8% 54.9% 57.2% 59.1% 61.0% Dealer Consignment Mix % (Physical) 44% 47% 46% 44% 45% 50% 49% 47% Physical RPU1 $822 $781 $748 $755 $773 $758 $742 $737 Online RPU1 $122 $112 $105 $111 $115 $108 $109 $110 Gross Margin2 40.5% 42.9% 43.0% 41.6% 39.1% 41.1% 42.5% 42.5% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 20

 Increased industry (commercial) volumes drive average industry transaction wholesale prices higher (ADESA)  Revenue per unit sold increased as a result of increased commercial mix (ADESA)  Declining used car values increase likelihood of total losses (IAA) YoY Index Change Age 1Q17 2Q17 3Q17 4Q17 YTD17 Industry All +4.1% +3.7% +1.9% +2.3% +3.0% JCP/NADA 0-8 yrs -4.7% -4.5% -2.6% -0.1% -3.0% Black Book 2-6 yrs -5.9% -5.1% -3.5% -0.8% -3.9% RVI 2-5 yrs -6.1% -5.6% -2.7% +0.1% -3.3% Used Vehicle Value Indices – Quarterly 2017 21

IAA Metrics - Annual 2017 2016 2015 2014 2013 Revenue $1,219.2 $1,098.0 $994.4 $895.9 $830.0 Total Volume 2,369 2,184 1,970 1,732 1,616 Inventory Growth (North America) 3% 25% 14% 20% -3% Purchased Vehicle Mix % 5% 7% 7% 6% 7% Gross Profit $441.1 $390.0 $360.8 $340.2 $284.1 Gross Margin (IAA) 36.2% 35.5% 36.3% 38.0% 34.2% Gross Margin (North America) 36.9% 36.7% 37.0% 38.0% 34.2% 22

IAA Metrics - Quarter 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue $335.4 $287.7 $298.7 $297.4 $302.6 $261.0 $264.8 $269.6 Total Volume 635 562 580 592 610 516 523 534 Inventory Growth (North America) 3% 12% 9% 17% 25% 22% 11% 4% Purchased Vehicle Mix % 4% 5% 5% 5% 6% 7% 6% 7% Gross Profit $112.7 $102.9 $117.2 $108.3 $103.9 $92.5 $97.5 $96.1 Gross Margin (IAA) 33.6% 35.8% 39.2% 36.4% 34.3% 35.4% 36.8% 35.6% Gross Margin (North America) 33.9% 36.3% 40.2% 37.4% 35.1% 36.6% 38.4% 37.1% 23

IAA Year Ended December 31, 2017 Gross Profit 24 ($ in millions) IAA HBC Total IAA HBC Total Revenue $1,181.3 $37.9 $1,219.2 $1,046.4 $51.6 $1,098.0 Cost of Services** 745.9 32.2 778.1 662.2 45.8 708.0 Gross Profit** $435.4 $5.7 $441.1 $384.2 $5.8 $390.0 % of Revenue 36.9% 15.0% 36.2% 36.7% 11.2% 35.5% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization Year Ended December 31, 2017 Year Ended December 31, 2016

IAA Q4 2017 Gross Profit 25 ($ in millions) IAA HBC Total IAA HBC Total Revenue $327.8 $7.6 $335.4 $290.6 $12.0 $302.6 Cost of Services** 216.6 6.1 222.7 188.6 10.1 198.7 Gross Profit** $111.2 $1.5 $112.7 $102.0 $1.9 $103.9 % of Revenue 33.9% 19.7% 33.6% 35.1% 15.8% 34.3% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2017. ** Exclusive of depreciation and amortization Three Months Ended December 31, 2017 Three Months Ended December 31, 2016

AFC Metrics - Annual 2017 2016 2015 2014 2013 Revenue $301.3 $286.8 $268.4 $250.1 $224.7 Loan Transaction Units (LTU) 1,688 1,718 1,607 1,445 1,355 Revenue per Loan Transaction, Excluding “Other Service Revenue” $159 $148 $150 $155 $157 Ending Managed Finance Receivables $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 Ending Obligations Collateralized by Finance Receivables $1,358.1 $1,280.3 $1,189.0 $859.3 $763.3 % Vehicles Purchased at Auction 85% 83% 84% 84% 83% Active Dealers 12,400 12,200 11,300 10,100 9,300 Vehicles per active dealer 15 15 16 16 14 Average Credit Line $250,000 $260,000 $230,000 $219,000 $185,000 Avg Value Outstanding per Vehicle $9,900 $9,500 $9,100 $8,630 $8,360 26

AFC Metrics - Quarter 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Revenue $81.8 $78.2 $70.1 $71.2 $68.8 $71.2 $72.9 $73.9 Loan Transaction Units (LTU) 414 402 416 456 417 426 422 454 Revenue per Loan Transaction, Excluding “Other Service Revenue” $178 $174 $148 $138 $145 $148 $154 $146 Ending Managed Finance Receivables $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 Ending Obligations Collateralized by Finance Receivables $1,358.1 $1,259.3 $1,224.9 $1,241.8 $1,280.3 $1,275.1 $1,231.2 $1,202.9 27

AFC Provision for Credit Losses - Annual 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% 28

AFC Provision for Credit Losses - Quarterly 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 Ending Managed Receivables $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 Average Managed Receivables $1,860.9 $1,772.9 $1,748.6 $1,776.5 $1,788.8 $1,762.0 $1,722.1 $1,673.3 Provision for Credit Losses $6.4 $5.0 $11.4 $11.1 $11.7 $8.0 $5.5 $5.5 % of Managed Receivables 1.4% 1.1% 2.6% 2.5% 2.6% 1.8% 1.3% 1.3% 29

Appendix

Non-GAAP Financial Measures 31 EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Free cash flow is defined as Adjusted EBITDA less cash interest expense on corporate debt (Credit Facility), capital expenditures and cash taxes related to the calendar year. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA, Adjusted EBITDA and free cash flow to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and noncompete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, free cash flow, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

Q4 2017 Adjusted EBITDA Reconciliation 32 ($ in millions) Three Months ended December 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $108.9 $68.5 $42.3 ($46.9) $172.8 Add back: Income taxes (39.5) (16.5) (9.3) (4.4) (69.7) Interest expense, net of interest income 0.4 – 11.8 29.6 41.8 Depreciation and amortization 30.6 23.9 7.8 7.1 69.4 Intercompany interest 8.7 9.5 (0.1) (18.1) – EBITDA $109.1 $85.4 $52.5 ($32.7) $214.3 Intercompany charges 4.0 – – (4.0) – Non-cash stock-based compensation 2.2 1.1 0.8 3.6 7.7 Acquisition related costs 1.4 – – 0.3 1.7 Securitization interest – – (9.9) – (9.9) Minority interest 0.1 – – – 0.1 Gain on previously held equity interest value (21.6) – – – (21.6) Severance 0.6 0.1 0.2 – 0.9 Other (0.1) 0.8 0.7 – 1.4 Total Addbacks (13.4) 2.0 (8.2) (0.1) (19.7) Adjusted EBITDA $95.7 $87.4 $44.3 ($32.8) $194.6 Revenue $473.2 $335.4 $81.8 – $890.4 Adjusted EBITDA % margin 20.2% 26.1% 54.2% 21.9%

Q4 2016 Adjusted EBITDA Reconciliation 33 ($ in millions) Three Months ended December 31, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $27.9 $29.0 $19.8 ($31.2) $45.5 Add back: Income taxes 16.0 16.8 12.2 (18.3) 26.7 Interest expense, net of interest income (0.2) – 9.4 28.7 37.9 Depreciation and amortization 27.4 23.5 7.7 6.1 64.7 Intercompany interest 9.3 9.5 (8.7) (10.1) – EBITDA $80.4 $78.8 $40.4 ($24.8) $174.8 Intercompany charges 3.1 – – (3.1) – Non-cash stock-based compensation 1.2 0.7 0.4 1.7 4.0 Loss on extinguishment of debt – – 1.4 – 1.4 Acquisition related costs 1.3 – – 0.1 1.4 Securitization interest – – (7.7) – (7.7) Minority interest 1.1 – – – 1.1 Severance 0.3 0.1 – – 0.4 Other 0.6 0.6 0.2 (0.3) 1.1 Total Addbacks 7.6 1.4 (5.7) (1.6) 1.7 Adjusted EBITDA $88.0 $80.2 $34.7 ($26.4) $176.5 Revenue $442.3 $302.6 $68.8 – $813.7 Adjusted EBITDA % margin 19.9% 26.5% 50.4% 21.7%

YTD 2017 Adjusted EBITDA Reconciliation 34 ($ in millions) Year ended December 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $260.9 $166.0 $103.9 ($168.8) $362.0 Add back: Income taxes 52.9 38.0 26.6 (81.5) 36.0 Interest expense, net of interest income – – 43.6 119.0 162.6 Depreciation and amortization 113.1 93.1 31.3 27.1 264.6 Intercompany interest 35.8 37.8 (20.2) (53.4) – EBITDA $462.7 $334.9 $185.2 ($157.6) $825.2 Intercompany charges 11.6 – – (11.6) – Non-cash stock-based compensation 7.3 3.9 2.6 11.4 25.2 Loss on extinguishment of debt – – – 27.5 27.5 Acquisition related costs 5.2 – – 1.6 6.8 Securitization interest – – (34.9) – (34.9) Minority interest 4.4 – – – 4.4 Gain on previously held equity interest value (21.6) – – – (21.6) Severance 2.3 0.3 0.3 – 2.9 Other 1.4 0.4 0.7 – 2.5 Total Addbacks 10.6 4.6 (31.3) 28.9 12.8 Adjusted EBITDA $473.3 $339.5 $153.9 ($128.7) $838.0 Capital Expenditures 152.2 Cash taxes related to calendar year 131.8 Cash interest on corporate debt 110.9 Free Cash Flow $443.1 Revenue $1,937.5 $1,219.2 $301.3 – $3,458.0 Adjusted EBITDA % margin 24.4% 27.8% 51.1% 24.2%

YTD 2016 Adjusted EBITDA Reconciliation 35 ($ in millions) Year ended December 31, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $156.9 $101.1 $88.4 ($124.0) $222.4 Add back: Income taxes 92.7 59.3 54.0 (73.1) 132.9 Interest expense, net of interest income (0.3) – 34.1 104.6 138.4 Depreciation and amortization 100.0 87.9 31.1 21.6 240.6 Intercompany interest 41.7 37.8 (33.8) (45.7) – EBITDA $391.0 $286.1 $173.8 ($116.6) $734.3 Intercompany charges 10.9 0.3 – (11.2) – Non-cash stock-based compensation 4.6 2.6 1.8 10.1 19.1 Loss on extinguishment of debt – – 1.4 4.0 5.4 Acquisition related costs 4.9 0.2 0.1 3.4 8.6 Securitization interest – – (28.0) – (28.0) Minority interest 3.8 – – – 3.8 (Gain)/Loss on asset sales 1.6 0.2 – 0.6 2.4 Severance 1.7 0.1 0.1 – 1.9 Other 1.0 (0.6) 0.1 (0.1) 0.4 Total Addbacks 28.5 2.8 (24.5) 6.8 13.6 Adjusted EBITDA $419.5 $288.9 $149.3 ($109.8) $747.9 Revenue $1,765.3 $1,098.0 $286.8 – $3,150.1 Adjusted EBITDA % margin 23.8% 26.3% 52.1% 23.7%

Operating Adjusted Net Income per Share Reconciliation

KAR AUCTION SERVICES.

($ in millions, except per share amounts), (unaudited)

	Three Months ended December 31,		Year ended December 31,	
	2017	2016	2017	2016
Net income	**$172.8**	**$45.5**	**$362.0**	**$222.4**
Acquired amortization expense	27.0	25.8	103.7	97.1
Loss on extinguishment of debt	–	1.4	27.5	5.4
Gain on previously held equity interest value	(21.6)	–	(21.6)	–
Reduction in taxes for revaluation of deferred taxes	(102.7)	–	(102.7)	–
Increase in taxes for mandatory repatriation of undistributed foreign earnings	11.1	–	11.1	–
Income taxes (1)	(1.1)	(10.0)	(35.1)	(38.3)
Operating adjusted net income	**$85.5**	**$62.7**	**$344.9**	**$286.6**
Net income per share – diluted	$1.27	$0.33	$2.62	$1.60
Acquired amortization expense	0.20	0.19	0.75	0.70
Loss on extinguishment of debt	–	0.01	0.20	0.04
Gain on previously held equity interest value	(0.16)	–	(0.16)	–
Reduction in taxes for revaluation of deferred taxes	(0.75)	–	(0.74)	–
Increase in taxes for mandatory repatriation of undistributed foreign earnings	0.08	–	0.08	–
Income taxes	(0.01)	(0.08)	(0.25)	(0.28)
Operating adjusted net income per share – diluted	**$0.63**	**$0.45**	**$2.50**	**$2.06**
Weighted average diluted shares	136.5	138.9	138.0	139.1

(1) The effective tax rate for 2016 was used to determine the amount of income tax benefit on the adjustments to net income. The effective income tax rates for 2017 were adjusted to reflect the tax reform items reflected as separate line items in the above reconciliation (revaluation of deferred taxes and repatriation of undistributed foreign earnings).

36

Q4 2017 KAR Incremental Operating Profit Margin Analysis 37 Reported Impact of Acquisitions KAR Excluding Acquisitions Q4 2017 Revenue 890.4$ 10.0$ 880.4$ Operating Profit 123.4$ (8.8)$ 132.2$ Operating Profit % 13.9% -88.0% 15.0% Q4 2016 Revenue 813.7$ Operating Profit 111.9$ Operating Profit % 13.8% Q4 2017 Reported Growth Reported Revenue Growth 76.7$ Reported Operating Profit Growth 11.5$ Incremental Operating Margin 15.0% Q4 2017 Excluding Acquisitions Revenue Growth 66.7$ Operating Profit Growth 20.3$ Incremental Operating Margin 30.4%

YTD 2017 KAR Incremental Operating Profit Margin Analysis 38 Reported Impact of Acquisitions KAR Excluding Acquisitions Q4 YTD 2017 Revenue 3,458.0$ 89.6$ 3,368.4$ Operating Profit 566.0$ 2.5$ 563.5$ Operating Profit % 16.4% 2.8% 16.7% Q4 YTD 2016 Revenue 3,150.1$ Operating Profit 499.0$ Operating Profit % 15.8% Q4 YTD 2017 Reported Growth Reported Revenue Growth 307.9$ Reported Operating Profit Growth 67.0$ Incremental Operating Margin 21.8% Q4 YTD 2017 Excluding Acquisitions Revenue Growth 218.3$ Operating Profit Growth 64.5$ Incremental Operating Margin 29.5%